SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2012

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PALL CORPORATION
(Exact Name of Registrant as Specified in Charter)
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New York (State or Other Jurisdiction of Incorporation)	001- 04311 (Commission File Number)	11-1541330 (I.R.S. Employer Identification No.)

25 Harbor Park Drive, Port Washington, NY (Address of Principal Executive Offices)	11050 (Zip Code)

(516) 484-5400
(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2012, Pall Corporation (the “Company”) announced that Roberto Perez would step down as Chief Operating Officer of the Company effective immediately and that he would retire from the Company effective April 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2012	PALL CORPORATION
(Registrant)

By: /s/ Francis Moschella
Francis Moschella Vice President - Corporate Controller Chief Accounting Officer